UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04182

Name of Fund:  Merrill Lynch International Value Fund of Mercury Funds II

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch International Value Fund of Mercury Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 -   Report to Stockholders


Annual Report
June 30, 2006


Merrill Lynch
International Value Fund
Of Mercury Funds II


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch International Value Fund, Inc.
Of Mercury Funds II
Box 9011
Princeton, NJ 08543-9011



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Merrill Lynch International Value Fund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Portfolio Information as of June 30, 2006



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

HSBC Holdings Plc                                 2.9%
Royal Dutch Shell Plc Class B                     2.6
Vodafone Group Plc                                2.5
Total SA                                          2.4
ENI SpA                                           2.2
ING Groep NV CVA                                  2.2
HBOS Plc                                          2.1
Siemens AG                                        2.1
Sumitomo Mitsui Financial Group, Inc.             2.1
UniCredito Italiano SpA                           2.0



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                 23.7%
Oil, Gas & Consumable Fuels                      12.4
Insurance                                         7.0
Automobiles                                       7.0
Capital Markets                                   4.4



   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                            21.2%
United Kingdom                                   17.6
France                                           11.5
Germany                                          10.7
Italy                                             8.0
Australia                                         3.8
Sweden                                            3.6
Switzerland                                       3.2
Taiwan                                            2.5
Netherlands                                       2.1
Singapore                                         2.1
Finland                                           1.8
Ireland                                           1.8
Spain                                             1.8
Norway                                            1.3
South Korea                                       1.1
United States                                     1.1
Hungary                                           1.0
Belgium                                           0.9
Other*                                            2.9

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund provided highly competitive double-digit returns for the fiscal year, benefiting from effective stock selection across a range of countries.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Merrill Lynch International Value Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +26.84%. +25.84%, +25.86%,+27.18% and +26.52, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +26.56%, while the Lipper International Multi-Cap Value Funds category posted an average return of +26.50%. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-cap range over an extended period of time. International Multi-Cap funds typically have a certain percentage of their assets invested in companies strictly outside the United States.)

International equity markets generally posted strong performance for the 12-month period ended June 30, 2006. During the third and fourth quarters of 2005, the Japanese market delivered surprisingly strong returns, driven primarily by improved corporate profitability and a recovery from all-time low valuations. The clear outcome of the September re-election of Prime Minister Koizumi with an even stronger mandate for reform was considered a roaring success by investors and led the way for the strongest bull market Japan has seen in approximately 20 years. European markets continued their upward trend, benefiting from the healthy global economy, low interest rates, strong corporate earnings and merger-and-acquisition activity.

However, during May and the first half of June 2006, the markets fell sharply amid fears of rising inflation and global interest rates. Sharp increases in volatility and investors' risk aversion resulted in a move away from cyclical stocks, a sell-off in emerging markets and a sharp reversal in the returns of stocks that had experienced strong appreciation year-to-date. The markets rallied in the last several weeks of June, regaining approximately half of their losses since the start of the mid-May correction.


What factors most influenced Fund performance?

During the fiscal year, Fund performance benefited from effective stock selection across a range of countries, while sector allocation was slightly negative. An underweight versus the benchmark in the strongly performing materials sector and an overweight in the telecommunication services sector hindered relative returns. Security selection in Japan also had a negative effect, most notably in the fourth quarter of 2005, as the Japanese market rose sharply and low-valuation shares underperformed.

The main stocks contributing positively to Fund performance were three Japanese financial companies: Mitsubishi UFJ Financial Group Inc., Mitsubishi UFJ Securities International Plc, and Sumitomo Mitsui Financial Group Inc. These banks have benefited from the improving Japanese economy and domestic reflation. The Fund's holdings in European financials also contributed positively to returns, with strong performance from Italian bank UniCredito Italiano SpA, French retail bank Credit Agricole SA, Dutch bank/insurer ING Groep NV, and Swedish private equity company Investor AB.

The portfolio's positions in steel manufacturers Thyssenkrupp AG and POSCO enhanced performance. These companies have benefited from robust global demand, especially in the more profitable high-grade steel. In addition, the proposed merger of Arcelor SA and Mittal Steel Co. NV, which was announced during the period, has been viewed as a positive for the sector and, we believe, should enable increased pricing power and potentially further consolidation. Other stocks that contributed positively to Fund performance included British transportation operator BAA Plc, which rose sharply following the company's takeover by Grupo Ferrovial SA, a Spanish engineering and construction firm; Fortum Corp., a Finnish electric power generator that has benefited directly from the increase in wholesale electricity prices in much of Europe; and BAE Systems Plc, a defense contractor in the United Kingdom.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Fund results were hindered by adverse stock selection in the retail sector, with electronics retailer KESA Electricals Plc, Dutch food retailer Ahold NV. and French hypermarket Carrefour SA all underperforming. The operating results of Carrefour and KESA Electricals suffered amid a sluggish retail environment in Europe that has led to increased competition and limited pricing power. Shares of Ahold fell on concerns that the current restructuring in the company's business operations in the United States would lead to a decline in its profit margin. Also detracting from Fund performance were Belgacom SA, a Belgian telecommunication services provider; Enel SpA, an Italian electric utility company; and Takefuji Corp., a Japanese consumer finance company.


What changes were made to the portfolio during the period?

Our main transactions during the period resulted from "bottom-up" stock picking, based on our evaluation of companies' individual share price appreciation prospects. We added to the portfolio's holdings in materials, energy and capital goods. Within the materials sector, we increased the Fund's exposure to the steel sector through the purchase of Sumitomo Metal Industries Ltd., POSCO and Thyssenkrupp AG, and purchased shares of two German chemicals companies, Bayer AG and BASF AG. We also added to selected names within the capital goods sector, including Hochtief AG (Germany), Keppel Corp. Ltd. (Singapore) and Sojitz Corp. (Japan). Within the energy sector, we initiated holdings in two integrated oil and gas companies in the United Kingdom, BP Plc and Royal Dutch Shell Plc, and exited our position in two other integrated oil and gas companies, Repsol YPF SA (Spain) and Santos Ltd. (Australia).

We adopted a more defensive stance in the financial sector by reducing the portfolio's exposure to stocks of companies leveraged to financial markets and adding to larger-cap commercial banks operating in economies with strong underlying fundamentals, such as Ireland, France, Japan and the United Kingdom. We partially funded these purchases by reducing the Fund's exposure to transportation through the sale of BAA Plc and taking profits in several electric power utility stocks by selling our shares in E.On AG and reducing our positions in RWE AG and Fortum Corp. We also decreased the portfolio's weighting in food and staples retailing through the liquidation of our holdings in Boots Group Plc (United Kingdom) and Ahold NV (Netherlands).


How would you characterize the Fund's position at the close of the period?

At the end of the period, the Fund was overweight relative to the benchmark MSCI EAFE Index in financials (banks, diversified financials and insurance), automobile manufacturers and energy, and was underweight in pharmaceutical, food, beverage and tobacco, and media stocks. In terms of regional and country allocation, the Fund was overweight in Germany, where we are increasingly optimistic on the prospects for restructuring and reform at the company level. A number of German companies in the portfolio are undergoing significant restructuring. These include Siemens AG, RWE AG, BASF AG and Thyssenkrupp AG, with drastic cost cutting and the disposal of non-core assets. Other overweight country positions include Italy and France, predominately through banks and energy companies. Within the Asian segment of the portfolio, there were overweight positions in Singapore and Taiwan, and we maintain significant exposure to Japan based on our positive outlook for that country's economic recovery.

Business confidence in Europe continues to rise, with economic developments generally surprising on the upside. European companies are in healthier financial positions than they have been for many years, resulting in an increased level of merger-and-acquisition activity across a range of sectors. The Japanese economy has delivered a series of positive surprises to the market, with capital spending, corporate profitability and employment providing evidence of a sustained domestic recovery. Although the March 2006 earnings season was excellent, companies were conservative in their earnings estimates, which could lead to upgrades through the remainder of the year. Even if the Bank of Japan's extraordinarily easy money policy comes to an end, we believe that monetary policy is likely to remain benign.

Therefore, we remain positive on the prospects for European and Asian equities and believe that the combination of low financing rates, strong earnings growth, attractive valuations and corporate restructuring should enable markets to continue their upward trend. We intend to maintain our strategy of investing in stocks that we believe have low valuations.


James A. Macmillan
Vice President and Senior Portfolio Manager


Rob Weatherston
Vice President and Portfolio Manager


July 14, 2006



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

The returns for Class A, Class B, Class C and Class R Shares, prior to their respective inception dates (June 2, 1999, October 6, 2000, October 6, 2000 and January 3, 2003), are based upon performance of the Fund's Class I Shares.
The returns for Class A, Class B, Class C and Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to each class of shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Performance Data (continued)

Recent Performance Results
                                                               6-Month            12-Month           10-Year
As of June 30, 2006                                          Total Return       Total Return       Total Return
ML International Value Fund--Class A Shares*                    +12.99%            +26.84%           +140.25%
ML International Value Fund--Class B Shares*                    +12.58             +25.84            +123.73
ML International Value Fund--Class C Shares*                    +12.55             +25.86            +123.51
ML International Value Fund--Class I Shares*                    +13.15             +27.18            +146.26
ML International Value Fund--Class R Shares*                    +12.84             +26.52            +135.59
MSCI EAFE Index**                                               +10.16             +26.56            + 85.86

 * Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** An unmanaged Index that measures the total returns of developed foreign stock markets in Europe,
   Australasia and the Far East (in U.S. dollars).


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in the MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class A Shares*


Date                                             Value

June 1996                                      $ 9,475.00
June 1997                                      $11,492.00
June 1998                                      $12,354.00
June 1999                                      $12,841.00
June 2000                                      $14,811.00
June 2001                                      $13,626.00
June 2002                                      $13,433.00
June 2003                                      $11,747.00
June 2004                                      $15,702.00
June 2005                                      $17,947.00
June 2006                                      $22,763.00


ML International Value Fund++
Class B Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $12,039.00
June 1998                                      $12,845.00
June 1999                                      $13,254.00
June 2000                                      $15,170.00
June 2001                                      $13,914.00
June 2002                                      $13,622.00
June 2003                                      $11,814.00
June 2004                                      $15,671.00
June 2005                                      $17,779.00
June 2006                                      $22,373.00


ML International Value Fund++
Class C Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $12,039.00
June 1998                                      $12,845.00
June 1999                                      $13,254.00
June 2000                                      $15,170.00
June 2001                                      $13,899.00
June 2002                                      $13,607.00
June 2003                                      $11,811.00
June 2004                                      $15,659.00
June 2005                                      $17,759.00
June 2006                                      $22,351.00


ML International Value Fund++
Class I Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $12,159.00
June 1998                                      $13,104.00
June 1999                                      $13,657.00
June 2000                                      $15,788.00
June 2001                                      $14,559.00
June 2002                                      $14,393.00
June 2003                                      $12,611.00
June 2004                                      $16,898.00
June 2005                                      $19,363.00
June 2006                                      $24,626.00


ML International Value Fund++
Class R Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $12,099.00
June 1998                                      $12,974.00
June 1999                                      $13,454.00
June 2000                                      $15,476.00
June 2001                                      $14,200.00
June 2002                                      $13,968.00
June 2003                                      $12,238.00
June 2004                                      $16,330.00
June 2005                                      $18,620.00
June 2006                                      $23,559.00


MSCI EAFE Index++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $11,284.00
June 1998                                      $11,972.00
June 1999                                      $12,883.00
June 2000                                      $15,094.00
June 2001                                      $11,531.00
June 2002                                      $10,436.00
June 2003                                      $ 9,762.00
June 2004                                      $12,922.00
June 2005                                      $14,686.00
June 2006                                      $18,586.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in stocks of companies located outside of the United States.

++++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

     Past performance is not indicative of future results.



Average Annual Total Return



                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                    +26.84%           +20.18%
Five Years Ended 6/30/06                  +10.81            + 9.62
Ten Years Ended 6/30/06                   + 9.16            + 8.57



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                    +25.84%           +21.84%
Five Years Ended 6/30/06                  + 9.96            + 9.69
Ten Years Ended 6/30/06                   + 8.39            + 8.39



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                    +25.86%           +24.86%
Five Years Ended 6/30/06                  + 9.97            + 9.97
Ten Years Ended 6/30/06                   + 8.38            + 8.38



Class I Shares                                              Return

One Year Ended 6/30/06                                      +27.18%
Five Years Ended 6/30/06                                    +11.08
Ten Years Ended 6/30/06                                     + 9.43



Class R Shares                                              Return

One Year Ended 6/30/06                                      +26.52%
Five Years Ended 6/30/06                                    +10.66
Ten Years Ended 6/30/06                                     + 8.95


      * Maximum sales charge is 5.25%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value   January 1, 2006 to
                                                       January 1,         June 30,           June 30,
                                                          2006              2006               2006
Actual

Class A                                                  $1,000          $1,129.90            $ 6.69
Class B                                                  $1,000          $1,125.80            $10.86
Class C                                                  $1,000          $1,125.50            $10.86
Class I                                                  $1,000          $1,131.50            $ 5.37
Class R                                                  $1,000          $1,128.40            $ 8.01

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,018.62            $ 6.34
Class B                                                  $1,000          $1,014.68            $10.30
Class C                                                  $1,000          $1,014.68            $10.30
Class I                                                  $1,000          $1,019.86            $ 5.09
Class R                                                  $1,000          $1,017.37            $ 7.59

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.26% for Class A, 2.05% for Class B, 2.05% for Class C, 1.01% for Class I and 1.51% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                      Shares
Country  Industry      Common Stocks                    Held           Value

Australia--3.8%

         Commercial Banks--1.0%

         Australia & New Zealand Banking
         Group Ltd.                                  792,307   $     15,652,006

         Food & Staples Retailing--0.5%

         AWB Ltd.                                  2,744,885          8,830,193

         Food Products--0.4%

         Goodman Fielder Ltd. (c)                  4,213,674          6,699,353

         Metals & Mining--0.5%

         Iluka Resources Ltd.                      1,530,000          7,445,449

         Oil, Gas & Consumable Fuels--0.6%

         Australian Worldwide Exploration
         Ltd. (c)                                  3,954,170         10,047,074

         Real Estate--0.8%

         Multiplex Group                           5,740,000         13,944,977

         Total Common Stocks in Australia                            62,619,052


Belgium--0.9%

         Leisure Equipment & Products--0.9%

         AGFA-Gevaert NV                             626,305         15,167,717

         Total Common Stocks in Belgium                              15,167,717


Finland--1.8%

         Electric Utilities--1.8%

         Fortum Oyj                                1,160,821         29,685,859

         Total Common Stocks in Finland                              29,685,859


France--11.6%

         Automobiles--2.8%

         Peugeot SA                                  310,614         19,322,274
         Renault SA                                  247,531         26,586,628
                                                               ----------------
                                                                     45,908,902

         Chemicals--0.0%

         Arkema (c)                                   14,837            578,819

         Commercial Banks--3.7%

         BNP Paribas                                 338,802         32,425,908
         Credit Agricole SA                          736,978         28,034,697
                                                               ----------------
                                                                     60,460,605

         Construction & Engineering--1.4%

         Vinci SA                                    221,338         22,796,906

         Food & Staples Retailing--1.3%

         Carrefour SA                                375,129         21,987,691

         Oil, Gas & Consumable Fuels--2.4%

         Total SA                                    593,508         39,045,081

         Total Common Stocks in France                              190,778,004


Germany--10.8%

         Air Freight & Logistics--1.1%

         Deutsche Post AG                            671,262         17,990,271

         Chemicals--2.4%

         BASF AG                                     270,285         21,696,897
         Bayer AG                                    393,903         18,101,799
                                                               ----------------
                                                                     39,798,696



                                                      Shares
Country  Industry      Common Stocks                    Held           Value

Germany (concluded)

         Construction & Engineering--1.0%

         Hochtief AG                                 310,992   $     17,293,902

         Industrial Conglomerates--2.1%

         Siemens AG                                  389,694         33,898,350

         Insurance--0.9%

         Allianz AG Registered Shares                 90,292         14,260,703

         Metals & Mining--1.8%

         ThyssenKrupp AG                             876,515         30,002,822

         Multi-Utilities--1.5%

         RWE AG                                      291,717         24,264,057

         Total Common Stocks in Germany                             177,508,801


Hungary--1.0%

         Oil, Gas & Consumable Fuels--1.0%

         Mol Magyar Olaj- es Gazipari Rt.            157,905         16,216,572

         Total Common Stocks in Hungary                              16,216,572


Ireland--1.8%

         Commercial Banks--1.8%

         Allied Irish Banks Plc                    1,240,728         29,746,250

         Total Common Stocks in Ireland                              29,746,250


Italy--8.1%

         Commercial Banks--3.1%

         Capitalia SpA                             2,131,301         17,487,640
         UniCredito Italiano SpA                   4,213,464         32,988,147
                                                               ----------------
                                                                     50,475,787

         Diversified Telecommunication
         Services--1.5%

         Telecom Italia SpA (RNC)                  9,438,740         24,379,218

         Electric Utilities--1.3%

         Enel SpA                                  2,606,571         22,467,164

         Oil, Gas & Consumable Fuels--2.2%

         ENI SpA                                   1,217,047         35,807,858

         Total Common Stocks in Italy                               133,130,027


Japan--21.4%

         Automobiles--4.2%

         Honda Motor Co., Ltd.                       607,400         19,287,600
         Nissan Motor Co., Ltd.                    2,071,000         22,645,760
         Toyota Motor Corp.                          500,400         26,220,496
                                                               ----------------
                                                                     68,153,856

         Beverages--1.7%

         Asahi Breweries Ltd.                      2,021,000         28,410,506

         Capital Markets--1.2%

         Mitsubishi UFJ Securities Co.             1,477,000         19,070,568

         Commercial Banks--3.7%

         Mitsubishi UFJ Financial Group, Inc.          1,875         26,243,275
         Sumitomo Mitsui Financial Group, Inc.         3,300         34,929,799
                                                               ----------------
                                                                     61,173,074

         Consumer Finance--0.9%

         Takefuji Corp.                              236,700         14,121,454

         Household Durables--1.1%

         Sekisui House Ltd.                        1,376,000         18,909,994



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
Country  Industry      Common Stocks                    Held           Value

Japan (concluded)

         Insurance--1.6%

         Sompo Japan Insurance, Inc.               1,848,000   $     25,865,372

         Leisure Equipment & Products--1.3%

         Namco Bandai Holdings, Inc.                 644,800          9,808,925
         Yamaha Corp.                                651,000         12,243,800
                                                               ----------------
                                                                     22,052,725

         Metals & Mining--0.9%

         Sumitomo Metal Industries Ltd.            3,685,000         15,215,151

         Office Electronics--1.0%

         Canon, Inc.                                 343,200         16,842,514

         Oil, Gas & Consumable Fuels--1.0%

         Nippon Mining Holdings, Inc.              1,901,000         16,014,198

         Pharmaceuticals--1.3%

         Takeda Pharmaceutical Co., Ltd.             331,000         20,616,017

         Trading Companies &
         Distributors--0.8%

         Sojitz Corp. (c)                          3,232,000         12,779,285

         Wireless Telecommunication
         Services--0.7%

         KDDI Corp.                                    1,971         12,121,008

         Total Common Stocks in Japan                               351,345,722


Netherlands--2.2%

         Diversified Financial Services--2.2%
         ING Groep NV CVA                            900,103         35,367,889

         Total Common Stocks in the Netherlands                      35,367,889


Norway--1.3%

         Oil, Gas & Consumable Fuels--1.3%

         Statoil ASA                                 780,684         22,143,594

         Total Common Stocks in Norway                               22,143,594


Singapore--2.1%

         Commercial Banks--1.0%

         DBS Group Holdings Ltd.                   1,418,000         16,230,310

         Industrial Conglomerates--1.1%

         Keppel Corp. Ltd.                         1,975,000         18,359,313

         Total Common Stocks in Singapore                            34,589,623


South Korea--1.1%

         Metals & Mining--1.1%

         POSCO                                        66,433         17,821,438

         Total Common Stocks in South Korea                          17,821,438


Spain--1.8%

         Commercial Banks--1.8%

         Banco Bilbao Vizcaya Argentaria SA        1,417,738         29,149,855

         Total Common Stocks in Spain                                29,149,855


Sweden--3.7%

         Commercial Banks--1.2%

         Svenska Handelsbanken Class A               778,261         20,041,427

         Diversified Financial Services--1.6%

         Investor AB                               1,380,148         25,290,595

         Diversified Telecommunication
         Services--0.9%

         TeliaSonera AB                            2,662,077         15,114,834

         Total Common Stocks in Sweden                               60,446,856



                                                      Shares
Country  Industry      Common Stocks                    Held           Value

Switzerland--3.2%

         Capital Markets--2.0%

         Credit Suisse Group                         583,606   $     32,586,653

         Insurance--1.2%

         Swiss Reinsurance Registered Shares         290,905         20,292,108

         Total Common Stocks in Switzerland                          52,878,761


Taiwan--2.6%

         Computers & Peripherals--1.4%

         Lite-On Technology Corp.                 15,378,520         22,775,428

         Semiconductors & Semiconductor
         Equipment--0.6%

         Vanguard International Semiconductor
         Corporation                              13,369,000          9,022,227

         Wireless Telecommunication
         Services--0.6%

         Taiwan Cellular Corp.                    10,381,000         10,324,249

         Total Common Stocks in Taiwan                               42,121,904


United Kingdom--17.7%

         Aerospace & Defense--0.7%

         BAE Systems Plc                           1,560,099         10,669,107

         Commercial Banks--6.4%

         Barclays Plc                              2,013,864         22,888,628
         HBOS Plc                                  2,017,170         35,070,187
         HSBC Holdings Plc                         2,706,879         47,637,105
                                                               ----------------
                                                                    105,595,920

         Insurance--3.3%

         Aviva Plc                                 2,224,675         31,497,748
         Prudential Plc                            2,066,977         23,358,480
                                                               ----------------
                                                                     54,856,228

         Oil, Gas & Consumable Fuels--3.9%

         BP Plc                                    1,884,204         21,972,564
         Royal Dutch Shell Plc Class B             1,217,763         42,591,411
                                                               ----------------
                                                                     64,563,975

         Specialty Retail--0.9%

         Kesa Electricals Plc                      2,653,404         14,183,028

         Wireless Telecommunication
         Services--2.5%

         Vodafone Group Plc                       18,915,612         40,320,792

         Total Common Stocks in the
         United Kingdom                                             290,189,050


United States--1.1%

         Capital Markets--1.1%

         KKR Private Equity Investors LP (c)(f)      835,265         18,292,304

         Total Common Stocks in the
         United States                                               18,292,304

         Total Common Stocks
         (Cost--$1,280,944,948)--98.0%                            1,609,199,278



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                      Shares
Country  Industry       Warrants (a)                    Held           Value

United Kingdom--0.1%

         Capital Markets--0.1%

         Deutsche Bank AG (expires 9/15/2006)(f)   4,187,290   $        968,079

         Total Warrants
         (Cost--$2,527,605)--0.1%                                       968,079



                                                  Beneficial
                    Other Interests (d)             Interest

United Kingdom--0.0%

         Electric Utilities--0.0%

         British Energy Plc Deferred Shares      $    70,000                  0

         Total Other Interests
         (Cost--$0)--0.0%                                                     0



                         Short-Term                     Face
                         Securities                   Amount           Value

Time Deposits

         Brown Brothers Harriman & Co.,
           4.50% due 7/03/2006                   $   128,684   $        128,684



                                                  Beneficial
                                                    Interest

         Merrill Lynch Liquidity Series, LLC
           Cash Sweep Series I, 4.78% (b)(e)    $ 47,905,845         47,905,845

         Total Short-Term Securities
         (Cost--$48,034,529)--2.9%                                   48,034,529

Total Investments (Cost--$1,331,507,082*)--101.0%                 1,658,201,886
Liabilities in Excess of Other Assets--(1.0%)                      (15,924,951)
                                                               ----------------
Net Assets--100.0%                                             $  1,642,276,935
                                                               ================


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $  1,350,522,346
                                                   ================
    Gross unrealized appreciation                  $    323,801,054
    Gross unrealized depreciation                      (16,121,514)
                                                   ----------------
    Net unrealized appreciation                    $    307,679,540
                                                   ================


(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $  36,801,449       $447,705
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $(15,525,000)       $  5,175


(c) Non-income producing security.

(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities, and are non-income producing.

(e) Represents the current yield as of 6/30/2006.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Statement of Assets and Liabilities

As of June 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$1,283,601,237)                         $ 1,610,296,041
       Investments in affiliated securities, at value (identified cost--$47,905,845)                                   47,905,845
       Foreign cash (cost--$7,072,024)                                                                                  7,132,675
       Cash                                                                                                                    34
       Receivables:
           Dividends                                                                           $     7,469,714
           Investment adviser                                                                        2,589,321
           Capital shares sold                                                                       2,526,646
           Securities sold                                                                           2,045,762
           Interest                                                                                         32         14,631,475
                                                                                               ---------------
       Prepaid expenses                                                                                                    24,636
                                                                                                                  ---------------
       Total assets                                                                                                 1,679,990,706
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                     30,530,565
           Capital shares redeemed                                                                   5,282,122
           Investment adviser                                                                          909,840
           Distributor                                                                                 334,562
           Other affiliates                                                                            302,542         37,359,631
                                                                                               ---------------
       Accrued expenses                                                                                                   354,140
                                                                                                                  ---------------
       Total liabilities                                                                                               37,713,771
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,642,276,935
                                                                                                                  ===============

Net Assets Consist of

       Paid-in capital                                                                                            $ 1,250,396,989
       Undistributed investment income--net                                                    $    20,090,434
       Undistributed realized capital gains--net                                                    44,984,462
       Unrealized appreciation--net                                                                326,805,050
                                                                                               ---------------
       Total accumulated earnings--net                                                                                391,879,946
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,642,276,935
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $320,926,154 and 10,541,452 shares outstanding*                            $         30.44
                                                                                                                  ===============
       Class B--Based on net assets of $79,165,435 and 2,649,802 shares outstanding*                              $         29.88
                                                                                                                  ===============
       Class C--Based on net assets of $244,930,530 and 8,276,500 shares outstanding*                             $         29.59
                                                                                                                  ===============
       Class I--Based on net assets of $961,206,930 and 31,462,912 shares outstanding*                            $         30.55
                                                                                                                  ===============
       Class R--Based on net assets of $36,047,886 and 1,191,934 shares outstanding*                              $         30.24
                                                                                                                  ===============
           * Unlimited shares of no par value authorized.

             See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Statement of Operations

For the Year Ended June 30, 2006
Investment Income

       Dividends (net of $4,243,892 foreign withholding tax)                                                      $    43,767,677
       Interest (including $447,705 from affiliates)                                                                      461,069
       Securities lending--net                                                                                              5,175
                                                                                                                  ---------------
       Total income                                                                                                    44,233,921
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    11,026,324
       Account maintenance and distribution fees--Class C                                            2,082,939
       Transfer agent fees--Class I                                                                  1,457,016
       Account maintenance fees--Class A                                                               722,625
       Account maintenance and distribution fees--Class B                                              708,273
       Custodian fees                                                                                  603,573
       Transfer agent fees--Class A                                                                    480,605
       Accounting services                                                                             450,470
       Transfer agent fees--Class C                                                                    432,709
       Transfer agent fees--Class B                                                                    147,972
       Account maintenance and distribution fees--Class R                                              127,709
       Registration fees                                                                               121,118
       Printing and shareholder reports                                                                 95,523
       Professional fees                                                                                68,997
       Trustees' fees and expenses                                                                      49,522
       Transfer agent fees--Class R                                                                     42,526
       Pricing fees                                                                                     17,046
       Other                                                                                            56,671
                                                                                               ---------------
       Total expenses                                                                                                  18,691,618
                                                                                                                  ---------------
       Investment income--net                                                                                          25,542,303
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on:
           Investments--net                                                                        151,202,358
           Foreign currency transactions--net                                                           17,591        151,219,949
                                                                                               ---------------
       Increase from payment by affiliate in order to resolve a regulatory issue
       relating to an investment                                                                                        2,589,321
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        162,683,959
           Foreign currency transactions--net                                                          216,676        162,900,635
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        316,709,905
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   342,252,208
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $    25,542,303    $    21,493,089
       Realized gain--net                                                                          153,809,270        131,787,024
       Change in unrealized appreciation/depreciation--net                                         162,900,635          2,346,124
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        342,252,208        155,626,237
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                 (5,324,212)          (953,888)
           Class B                                                                                   (943,196)          (353,852)
           Class C                                                                                 (2,745,185)          (890,953)
           Class I                                                                                (18,492,514)       (11,510,390)
           Class R                                                                                   (343,070)          (117,226)
       Realized gain--net:
           Class A                                                                                (19,528,047)                 --
           Class B                                                                                 (4,826,983)                 --
           Class C                                                                                (13,774,731)                 --
           Class I                                                                                (59,837,586)                 --
           Class R                                                                                 (1,455,288)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (127,270,812)       (13,826,309)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Increase in net assets derived from net capital share transactions                          128,563,673        490,787,300
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   4,791              7,327
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                343,549,860        632,594,555
       Beginning of year                                                                         1,298,727,075        666,132,520
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,642,276,935    $ 1,298,727,075
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    20,090,434    $    21,122,795
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Financial Highlights

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   26.33 $  23.48 $  17.98  $  20.55 $  22.89   $  25.94  $  23.24 $  17.84  $  20.57 $  23.09
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net**                .49      .50      .25       .39      .23        .26       .32      .17       .29      .10
Realized and unrealized gain
(loss)--net                           6.16*    2.77*     5.70    (2.96)    (.70)      6.07*     2.74*     5.57    (3.02)    (.71)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       6.65     3.27     5.95    (2.57)    (.47)       6.33      3.06     5.74    (2.73)    (.61)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
   Investment income--net             (.55)    (.42)    (.45)        --    (.70)      (.40)     (.36)    (.34)        --    (.74)
   Realized gain--net                (1.99)       --       --        --   (1.17)     (1.99)        --       --        --   (1.17)
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions    (2.54)    (.42)    (.45)        --   (1.87)     (2.39)     (.36)    (.34)        --   (1.91)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   30.44 $  26.33 $  23.48  $  17.98 $  20.55   $  29.88  $  25.94 $  23.24  $  17.84 $  20.57
                                  ==============================================   ==============================================

Total Investment Return+

Based on net asset value
per share                          26.84%++   14.29%   33.67%  (12.55%)  (1.42%)   25.84%+++   13.45%   32.65%  (13.27%)  (2.10%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                              1.27%    1.33%    1.33%     1.32%    1.38%      2.06%     2.12%    2.11%     2.06%    2.12%
                                  ==============================================   ==============================================
Investment income--net                1.75%    1.94%    1.20%     2.30%    1.19%       .95%     1.27%     .81%     1.74%     .48%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 320,926 $254,207 $ 42,238  $ 49,395 $ 97,769   $ 79,165  $ 62,261 $ 19,852   $ 5,343  $ 2,064
                                  ==============================================   ==============================================
Portfolio turnover                      81%      70%      75%       89%      45%        81%       70%      75%       89%      45%
                                  ==============================================   ==============================================

    * Includes a redemption fee, which is less than $.01 per share.

   ** Based on average shares outstanding.

    + Total investment returns exclude the effect of sales charges.

   ++ In 2006, approximately +.17% of the Fund's Class A Shares total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

  +++ In 2006, approximately +.21% of the Fund's Class B Shares total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

      See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Financial Highlights (continued)

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   25.72  $ 23.09 $  17.70  $  20.39 $  22.91   $  26.41  $  23.54  $ 18.03  $  20.63 $  22.97
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net**                .28      .37      .29       .17      .09        .56       .52      .31       .30      .29
Realized and unrealized gain
(loss)--net                           5.99*    2.65*     5.41    (2.86)    (.70)      6.19*     2.83*     5.71    (2.85)    (.70)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       6.27     3.02     5.70    (2.69)    (.61)       6.75      3.35     6.02    (2.55)    (.41)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
   Investment income--net             (.41)    (.39)    (.31)        --    (.74)      (.62)     (.48)    (.51)     (.05)    (.76)
   Realized gain--net                (1.99)       --       --        --   (1.17)     (1.99)        --       --        --   (1.17)
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and
distributions                        (2.40)    (.39)    (.31)        --   (1.91)     (2.61)     (.48)    (.51)     (.05)   (1.93)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   29.59 $  25.72 $  23.09  $  17.70 $  20.39   $  30.55  $  26.41 $  23.54   $ 18.03 $  20.63
                                  ==============================================   ==============================================

Total Investment Return+

Based on net asset value
per share                          25.86%++   13.41%   32.58%  (13.19%)  (2.10%)   27.18%+++   14.59%   34.00%  (12.38%)  (1.14%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                              2.06%    2.12%    2.14%     2.07%    2.06%      1.02%     1.08%    1.08%     1.07%    1.14%
                                  ==============================================   ==============================================
Investment income--net                1.01%    1.45%    1.38%     1.02%     .47%      1.97%     2.07%    1.47%     1.78%    1.42%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 244,931 $164,317 $ 38,608  $  2,672 $  2,285   $961,207  $800,990 $559,530  $463,071 $617,289
                                  ==============================================   ==============================================
Portfolio turnover                      81%      70%      75%       89%      45%        81%       70%      75%       89%      45%
                                  ==============================================   ==============================================

     * Includes a redemption fee, which is less than $.01 per share.

    ** Based on average shares outstanding.

     + Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
       Class I Shares are no longer subject to any front-end sales charge.

    ++ In 2006, approximately +.17% of the Fund's Class C Shares total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

   +++ In 2006, approximately +.21% of the Fund's Class I Shares total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

       See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Financial Highlights (concluded)
                                                                                                 Class R

                                                                                                                 For the Period
                                                                                                               January 3, 2003++
The following per share data and ratios have been derived                      For the Year Ended June 30,        to June 30,
from information provided in the financial statements.                     2006            2005           2004        2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      26.19   $      23.39   $      17.98   $      16.79
                                                                        ------------   ------------   ------------   ------------
       Investment income--net**                                                  .50            .50            .52            .32
       Realized and unrealized gain--net                                        6.04           2.70           5.38            .87
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                         6.54           3.20           5.90           1.19
                                                                        ------------   ------------   ------------   ------------
       Less dividends and distributions:
           Investment income--net                                              (.50)          (.40)          (.49)             --
           Realized gain--net                                                 (1.99)             --             --             --
                                                                        ------------   ------------   ------------   ------------
       Total dividends and distributions                                      (2.49)          (.40)          (.49)             --
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      30.24   $      26.19   $      23.39   $      17.98
                                                                        ============   ============   ============   ============

Total Investment Return

       Based on net asset value per share                                  26.52%***         14.03%         33.43%       7.09%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses                                                                1.52%          1.58%          1.60%         1.55%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                  1.76%          1.96%          2.34%         3.04%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     36,048   $     16,951   $      5,905        --+++++
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                        81%            70%            75%            89%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

       *** In 2006, approximately +.16% of the Fund's Class R Shares total investment return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Amount is less than $1,000.

           See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch International Value Fund (the "Fund") is a series of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Notes to Financial Statements (continued)


(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's
Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Notes to Financial Statements (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,273,513 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies and net foreign currency transaction gains. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust, on behalf of the Fund, has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an affiliate of FAM. FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Effective May 9, 2006, FAM has contractually agreed to waive a portion of its fee so that the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets not exceeding $2 billion, .70% of the average daily value of the Fund's net assets in excess of $2 billion but not exceeding $4 billion and .65% of the average daily value of the Fund's net assets in excess of $4 billion. FAM has entered into sub-advisory agreements for the Fund with Merrill Lynch Investment Managers International Limited ("MLIMIL") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), affiliated investment advisers that are indirect subsidiaries of ML & Co. The Sub-Advisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Notes to Financial Statements (continued)



Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                                            Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2006, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $ 25,893          $ 329,454
Class I                                     $    785          $     404


For the year ended June 30, 2006, MLPF&S received contingent deferred sales charges of $30,442 and $35,993 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $41,068 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2006.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P., ("MLIM"), an affiliate of FAM. For the year ended June 30, 2006, MLIM, LLC received $2,130 in security lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within transfer agent fees in the Statement of Operations.

MLIM reimbursed the Fund $2,589,321 in order to resolve a regulatory issue relating to an investment.

For the year ended June 30, 2006, the Fund reimbursed FAM $31,262 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., MLIM, MLIMIL, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were $1,213,077,230 and $1,178,731,825, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $128,563,673 and $490,787,300 for the years ended June 30, 2006 and June 30,
2005, respectively.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                2,343,423    $    65,898,332
Automatic conversion of shares               262,948          7,296,422
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             884,011         23,605,077
                                     ---------------    ---------------
Total issued                               3,490,382         96,799,831
Shares redeemed                          (2,602,866)       (72,617,918)
                                     ---------------    ---------------
Net increase                                 887,516    $    24,181,913
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                3,016,135    $    76,038,050
Automatic conversion of shares               185,640          4,674,577
Shares issued resulting from
   reorganization                          6,689,495        149,572,748
Shares issued to shareholders in
   reinvestment of dividends                  39,715            898,017
                                     ---------------    ---------------
Total issued                               9,930,985        231,183,392
Shares redeemed                          (2,076,121)       (52,055,114)
                                     ---------------    ---------------
Net increase                               7,854,864    $   179,128,278
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,288,052    $    35,806,069
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             205,987          5,424,023
                                     ---------------    ---------------
Total issued                               1,494,039         41,230,092
                                     ---------------    ---------------
Automatic conversion of shares             (267,121)        (7,296,422)
Shares redeemed                            (977,725)       (27,177,426)
                                     ---------------    ---------------
Total redeemed                           (1,244,846)       (34,473,848)
                                     ---------------    ---------------
Net increase                                 249,193    $     6,756,244
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,667,483    $    41,690,456
Shares issued resulting from
   reorganization                            683,941         15,152,519
Shares issued to shareholders in
   reinvestment of dividends                  15,432            335,808
                                     ---------------    ---------------
Total issued                               2,366,856         57,178,783
                                     ---------------    ---------------
Automatic conversion of shares             (187,857)        (4,674,577)
Shares redeemed                            (632,514)       (15,904,272)
                                     ---------------    ---------------
Total redeemed                             (820,371)       (20,578,849)
                                     ---------------    ---------------
Net increase                               1,546,485    $    36,599,934
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                3,395,024    $    93,383,656
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             587,241         15,322,598
                                     ---------------    ---------------
Total issued                               3,982,265        108,706,254
Shares redeemed                          (2,093,364)       (58,042,166)
                                     ---------------    ---------------
Net increase                               1,888,901    $    50,664,088
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                5,094,114    $   125,104,120
Shares issued resulting from
   reorganization                            522,287         11,476,831
Shares issued to shareholders in
   reinvestment of dividends                  38,730            835,790
                                     ---------------    ---------------
Total issued                               5,655,131        137,416,741
Shares redeemed                            (939,322)       (23,474,119)
                                     ---------------    ---------------
Net increase                               4,715,809    $   113,942,622
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                7,769,376    $   223,022,198
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           2,828,499         75,709,098
                                     ---------------    ---------------
Total issued                              10,597,875        298,731,296
Shares redeemed                          (9,460,879)      (267,112,761)
                                     ---------------    ---------------
Net increase                               1,136,996    $    31,618,535
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                7,976,396    $   203,555,648
Shares issued resulting from
   reorganization                          5,054,773        113,227,053
Shares issued to shareholders in
   reinvestment of dividends                 491,341         10,991,995
                                     ---------------    ---------------
Total issued                              13,522,510        327,774,696
Shares redeemed                          (6,964,707)      (176,506,186)
                                     ---------------    ---------------
Net increase                               6,557,803    $   151,268,510
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  788,684    $    22,354,493
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              67,457          1,792,621
                                     ---------------    ---------------
Total issued                                 856,141         24,147,114
Shares redeemed                            (311,421)        (8,804,221)
                                     ---------------    ---------------
Net increase                                 544,720    $    15,342,893
                                     ===============    ===============



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Notes to Financial Statements (concluded)


Class R Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  586,056    $    14,728,902
Shares issued to shareholders in
   reinvestment of dividends                   5,354            117,095
                                     ---------------    ---------------
Total issued                                 591,410         14,845,997
Shares redeemed                            (196,639)        (4,998,041)
                                     ---------------    ---------------
Net increase                                 394,771    $     9,847,956
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2006.


6. Commitments:
At June 30, 2006, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $31,012,000 and $2,085,000, respectively.


7. Distribution to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005

Distributions paid from:
   Ordinary income                   $    27,848,177    $    13,826,309
   Net long-term capital gain             99,422,635                 --
                                     ---------------    ---------------
Total taxable distributions          $   127,270,812    $    13,826,309
                                     ===============    ===============


As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $    71,125,248
Undistributed long-term capital gains--net                   53,123,207
                                                        ---------------
Total undistributed earnings--net                           124,248,455
Capital loss carryforward                                 (42,315,428)*
Unrealized gains--net                                     309,946,919**
                                                        ---------------
Total accumulated earnings--net                         $   391,879,946
                                                        ===============

 * On June 30, 2006, the Fund had a net capital loss carryforward of $42,315,428, all of which expires in 2010. Subject to limitations, this amount will be available to offset like amounts of future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax temporary differences.


8. Change in Independent Registered Public Accounting Firm:
Effective August 28, 2006, Ernst & Young LLP ("E&Y") resigned as Independent Registered Public Accounting Firm of the Fund.

E&Y's report on the financial statements of the Fund for the past five fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through June 30, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund engaged Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2007.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Mercury Funds II and
Shareholders of Merrill Lynch International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Value Fund (the "Fund") (one of the portfolios comprising Mercury Funds II) as of June 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Value Fund at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
August 9, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch International Value Fund of Mercury Funds II during the fiscal year ended June 30, 2006:


Record Date                              August 10, 2005     December 13, 2005
Payable Date                             August 16, 2005     December 19, 2005

Qualified Dividend Income for Individuals       100.00%*              100.00%*
Foreign Source Income                            87.73%*               84.50%*
Foreign Taxes Paid Per Share                  $ .054742             $ .018941

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund paid long-term capital gain distributions of $1.329751 and $.662840 per share to shareholders of record on August 10, 2005 and December 13, 2005, respectively.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule will not increase by virtue of the New Investment Advisory Agreement and, because breakpoints were added to the Fund's advisory fee schedule, will lower the Fund's average fee rate if the Fund grows in size;

* that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Breakpoints were added to the Fund's fee schedule that would have the effect of lowering the Fund's average fee rates if the Fund grows in size. Otherwise, the Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers and the addition of breakpoints that would have the effect of lowering the Fund's average fee rates if the Fund grows in size, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--The trustees considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The trustees considered investment performance for the Fund. The trustees compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The trustees believed the Fund's performance was satisfactory. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006



Conclusion--After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Officers and Trustees
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                       Position(s)   Length of                                                   Fund Complex   Directorships
                       Held with     Time                                                        Overseen by    Held by
Name, Address & Age    Fund          Served      Principal Occupation(s) During Past 5 Years     Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*   President     2005 to     President of the MLIM/FAM-advised funds since   131 Funds      None
P.O. Box 9011          and           present     2005; President and Chief Investment Officer    178 Portfolios
Princeton,             Trustee                   of MLIM and FAM since 2001; Co-Head (Americas
NJ 08543-9011                                    Region) thereof from 2000 to 2001 and Senior
Age: 51                                          Vice President from 1999 to 2001; President and
                                                 Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of
                                                 OppenheimerFunds Inc. in 1999 and Executive
                                                 Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Officers and Trustees (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                       Position(s)   Length of                                                   Fund Complex   Directorships
                       Held with     Time                                                        Overseen by    Held by
Name, Address & Age    Fund          Served      Principal Occupation(s) During Past 5 Years     Trustee        Trustee
Independent Trustees*


James H. Bodurtha**    Trustee       2002 to     Director, The China Business Group, Inc. since  39 Funds       None
P.O. Box 9095                        present     1996 and Executive Vice President thereof from  59 Portfolios
Princeton,                                       1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                    Holding Corporation since 1980; Partner, Squire,
Age: 62                                          Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot       Trustee       2005 to     Professor, Harvard University since 1992;       39 Funds       None
P.O. Box 9095                        present     Professor, Massachusetts Institute of           59 Portfolios
Princeton,                                       Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**           Trustee       1996 to     Member of the Committee of Investment of        39 Funds       Kimco Realty
P.O. Box 9095                        present     Employee Benefit Assets of the Association      59 Portfolios  Corporation
Princeton,                                       of Financial Professionals ("CIEBA") since
NJ 08543-9095                                    1986; Member of CIEBA's Executive Committee
Age: 71                                          since 1988 and its Chairman from 1991 to
                                                 1992; Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and
                                                 Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee
                                                 of the Howard Hughes Medical Institute from
                                                 1997 to 2000; Director, Duke University
                                                 Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004,
                                                 and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to
                                                 2001; Director, Kimco Realty Corporation since
                                                 1997; Member of the Investment Advisory
                                                 Committee of the Virginia Retirement System
                                                 since 1998, Vice Chairman thereof from 2002
                                                 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998
                                                 and its Vice Chairman since 2000; Member of
                                                 the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Officers and Trustees (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                       Position(s)   Length of                                                   Fund Complex   Directorships
                       Held with     Time                                                        Overseen by    Held by
Name, Address & Age    Fund          Served      Principal Occupation(s) During Past 5 Years     Trustee        Trustee
Independent Trustees* (concluded)


Herbert I. London      Trustee       2002 to     Chairman of the Board of Directors of Vigilant  39 Funds       None
P.O. Box 9095                        present     Research, Inc. since 2006; Director of Reflex   59 Portfolios
Princeton,                                       Security since 2006; Director of Cerego, LLC
NJ 08543-9095                                    since 2006; Director of InnoCentive, Inc. since
Age: 67                                          2006; Professor Emeritus, New York University
                                                 since 2005; John M. Olin Professor of Humanities,
                                                 New York University from 1993 to 2005; and
                                                 Professor thereof from 1980 to 2005; President,
                                                 Hudson Institute since 1997 and Trustee thereof
                                                 since 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute
                                                 from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.


Roberta Cooper Ramo    Trustee       2002 to     Shareholder, Modrall, Sperling, Roehl, Harris   39 Funds       None
P.O. Box 9095                        present     & Sisk, P.A. since 1993; President, American    59 Portfolios
Princeton,                                       Bar Association from 1995 to 1996 and Member
NJ 08543-9095                                    of the Board of Governors thereof from 1994
Age: 63                                          to 1997; Shareholder, Poole, Kelly and Ramo,
                                                 Attorneys at Law P.C. from 1977 to 1993;
                                                 Director of ECMC Group (service provider to
                                                 students, schools and lenders) since 2001;
                                                 Director, United New Mexico Bank (now Wells
                                                 Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.


Robert S. Salomon, Jr. Trustee       2002 to     Principal of STI Management (investment         39 Funds       None
P.O. Box 9095                        present     adviser) from 1994 to 2005; Chairman and CEO    59 Portfolios
Princeton,                                       of Salomon Brothers Asset Management Inc.
NJ 08543-9095                                    from 1992 to 1995; Chairman of Salomon Brothers
Age: 69                                          Equity Mutual Funds from 1992 to 1995; regular
                                                 columnist with Forbes Magazine from 1992 to
                                                 2002; Director of Stock Research and U.S. Equity
                                                 Strategist at Salomon Brothers Inc. from 1975 to
                                                 1991; Trustee, Commonfund from 1980 to 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Trustees and the Audit Committee.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Officers and Trustees (concluded)

                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served      Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke        Vice          1996 to     Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011          President     present     First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,             and           and         and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011          Treasurer     1999 to     President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since
Age: 46                              present     2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ
                                                 Funds since 2004.


James A. Macmillan     Vice          2000 to     Managing Director of MLIM since 2000; Director of MLIM from 1993 to 2000.
P.O. Box 9011          President     present
Princeton,
NJ 08543-9011
Age: 41


Rob Weatherston        Vice          2005 to     Director of MLIM since 2005; Vice President MLIM from 1999 to 2005.
P.O. Box 9011          President     present
Princeton,
NJ 08543-9011
Age: 32


Jeffrey Hiller         Chief         2004 to     Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance    present     President and Chief Compliance Officer of MLIM (Americas Region) since 2004;
Princeton,             Officer                   Chief Compliance Officer of the IQ Funds since 2004; Global Director of
NJ 08543-9011                                    Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing
Age: 54                                          Director and Global Director of Compliance at Citigroup Asset Management from
                                                 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                 Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in Washington,
                                                 D.C. from 1990 to 1995.


Alice A. Pellegrino    Secretary     2004 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present     to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                       and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH INTERNATIONAL VALUE FUND                            JUNE 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending June 30, 2006 - $36,000
                                    Fiscal Year Ending June 30, 2005 - $34,000

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2006 - $6,000
                                    Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2006 - $6,000
               Fiscal Year Ending June 30, 2005 - $5,700

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Value Fund of Mercury Funds II


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Value Fund of Mercury Funds II


Date: August 23, 2006